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                                                                EXHIBIT 10.1.2.6

                                                                  EXECUTION COPY

                           FOURTH AMENDMENT AND WAIVER
                    TO AMENDED AND RESTATED CREDIT AGREEMENT

         This FOURTH AMENDMENT AND WAIVER, dated as of November 19, 2003 (this "Amendment and Waiver"), to the Amended and Restated Credit Agreement, dated as of July 16, 2003 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CALPINE CORPORATION, a Delaware corporation (together with its successors, the "Borrower"), the various financial institutions as are or may become parties hereto (collectively, the "Lenders"), various lead Arrangers (as defined below), and THE BANK OF NOVA SCOTIA ("Scotia Capital"), as administrative agent and funding agent (in such capacity, the "Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders and the Agent have heretofore entered into the Credit Agreement;

         WHEREAS, the Borrower, the Lenders and the Agent now desire to amend the Credit Agreement in certain respects, as hereinafter provided; and

         WHEREAS, the Borrower has requested that the Agent and the Lenders agree to waive any failure by the Borrower to comply with certain provisions of the Credit Agreement, upon the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Borrower, the Lenders and the Agent hereby agree as follows:

         SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Credit Agreement.

         SECTION 2. Amendment to Section 1.1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby amended by:

                  (a) deleting the definition of "Deeds of Trust" in its entirety and substituting in lieu thereof the following definition:

                  "Deeds of Trust" means, collectively, (i) in connection with the Domestic Gas Reserves, the Existing Deeds of Trust, as amended and restated by the Amended and Restated Mortgage, Deed of Trust, Assignment, Security Agreement, Financing Statement and Fixture Filing, dated as of July 16, 2003, and each other mortgage, deed of trust or other real property collateral security instrument with respect to the Domestic Gas Reserves, from the Borrower to the Collateral Trustee (for the benefit of, among others, the Lenders), dated as of July 16, 2003 and delivered pursuant to Article VI hereof, as amended, supplemented, restated

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                  or otherwise modified from time to time, (ii) in connection with the Pledged Power Projects (other than the Fremont Energy Center in Fremont, Ohio), each mortgage, deed of trust or other real property collateral security instrument with respect to a Pledged Power Project, from the Borrower to the Collateral Trustee (for the benefit of, among others, the Lenders), dated as of July 16, 2003 and delivered pursuant to
                  Article VI hereof, as amended, supplemented, restated or otherwise modified from time to time and (iii) in connection with the Pledged Power Project identified in the definition thereof as the Fremont Energy Center in Fremont, Ohio, each mortgage, deed of trust or other real property collateral security instrument with respect to such Pledged Power Project, from the Borrower to the Collateral Trustee (for the benefit of, among others, the Lenders), dated as of November 18, 2003 and delivered pursuant to the Fourth Amendment, as amended, supplemented, restated or otherwise modified from time to time.

                  (b) deleting the word "and" before the Roman numeral "(vii)" in the definition of "Pledged Power Project" and by adding at the end of such definition the clause "; and (viii) as of November 18, 2003, the Fremont Energy Center in Fremont, Ohio";

                  (c) by inserting the following new definition in appropriate alphabetical order:

                  "Fourth Amendment" means the Fourth Amendment and Waiver to the Amended and Restated Credit Agreement, dated as of November 19, 2003, among the Borrower, the Lenders and the Agent.

         SECTION 3. Waiver of Section 8.2.3 (Liens). The Agent and the Required Lenders hereby waive any violation of Section 8.2.3 of the Credit Agreement occurring as a result of the granting by Calpine Gilroy of the Gilroy Plant Lien and the Calpine Note Pledge (each as defined in the letter from the Borrower attached hereto as Exhibit A, the "Gilroy Waiver Request Letter").

         SECTION 4. Waiver of Section 8.2.13 (Negative Pledges, Restrictive Agreements, etc.). The Agent and the Required Lenders hereby waive any violation of Section 8.2.13 of the Credit Agreement occurring as a result of the undertaking by the Borrower and Calpine Gilroy of the Restrictive Covenants (as defined in the Gilroy Waiver Request Letter).

         SECTION 5. Effectiveness. This Amendment and Waiver shall become effective upon fulfillment of the following conditions precedent: (a) the Borrower and each Guarantor shall have delivered to the Agent a duly executed copy of this Amendment and Waiver; (b) the Agent shall have received duly executed copies of this Amendment and Waiver from the Required Lenders; (c) the Agent shall have received, on or before the date hereof, the Deed of Trust (as defined above) for the Fremont Energy Center in Fremont, Ohio, executed and delivered by the Borrower to the Collateral Trustee (for the benefit of, among others, the Lenders), together with any additional supporting documentation as shall be reasonably requested by the Agent, including (i) a certificate from the Borrower's insurance advisor as to the sufficiency of the Borrower's insurance program and compliance with the insurance requirements of the Loan Documents and
(ii) copies of all consents and approvals required in connection with the execution and delivery by the Borrower of such Deed of Trust; (d) the Agent shall have received

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an opinion, dated the date hereof and addressed to the Agent and all Lenders, from local counsel with respect to the Deed of Trust for the Fremont Energy Center in Fremont, Ohio, in form and substance satisfactory to the Agent; (e) the Agent shall have received evidence satisfactory to it that ownership of the Fremont Energy Center in Fremont, Ohio (including, without limitation, all power generation property and related equipment at such location) has been conveyed to the Borrower by merger or otherwise; (f) the Agent shall have received such other documents as the Agent shall have reasonably requested; and (g) no Default or Event of Default shall have occurred and be continuing on the date hereof after giving effect to this Amendment and Waiver.

         SECTION 6. Representations and Warranties. The Borrower hereby represents and warrants that the representations and warranties contained in the Credit Agreement and the Gilroy Waiver Request Letter will be, after giving effect to this Amendment and Waiver, true and correct in all material respects, as if made on and as of the date hereof, except for representations and warranties which speak as of a certain date, which representations and warranties shall be true and correct in all material respect as of such date.

         SECTION 7. Continuing Effect of Credit Agreement. This Amendment and Waiver shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Agent and/or the Lenders. Except as expressly amended or waived hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

         SECTION 8. Counterparts. This Amendment and Waiver may be executed in counterparts and all of the said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment and Waiver by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

         SECTION 9. Governing Law. THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         SECTION 10. Expenses. The Borrower agrees to pay or reimburse the Agent for all of its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment and Waiver, including the fees and disbursements of counsel to the Agent.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment and
Waiver to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    CALPINE CORPORATION

                                    By: /s/ MICHAEL THOMAS
                                        ----------------------------------
                                       Name:
                                       Title:

The undersigned Guarantors hereby consent and agree to the foregoing Fourth Amendment and Waiver and agree that their Guarantee as set forth in the Security Agreement remains in full force and effect:

QUINTANA MINERALS (USA), INC.

By: /s/ MICHAEL THOMAS
------------------------------------
Name:
Title:

JOQ CANADA, INC.

By: /s/ MICHAEL THOMAS
------------------------------------
Name:
Title:

QUINTANA CANADA HOLDINGS, LLC

By: /s/ MICHAEL THOMAS
------------------------------------
Name:
Title:

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                                             THE BANK OF NOVA SCOTIA,
                                             as Agent

                                             By: /s/ PAUL V. FARRELL
                                                 ------------------------------
                                                 Name: Paul V. Farrell
                                                 Title: Managing Director

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                                             BAYERISCHE LANDESBANK, CAYMAN
                                             ISLANDS BRANCH

                                             By: /s/ OLIVER HILDENBRAND
                                                 ------------------------------
                                                 Name: Oliver Hildenbrand
                                                 Title: Vice President

                                             By: /s/ JAMES H. BOYLE
                                                 ------------------------------
                                                 Name: James H. Boyle
                                                 Title: Vice President

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                                             ING CAPITAL LLC

                                             By: /s/ ERWIN THOMET
                                                --------------------------------
                                                Erwin Thomet
                                                Managing Director

                                             By: /s/ G. DOMINICK BELLAMY, JR.
                                                 -------------------------------
                                                 G. Dominick Bellamy,
                                                 Jr. Director

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                                             UNION BANK OF CALIFORNIA, N.A.

                                             By: /s/ KAREN ELLIOTT
                                                 -------------------------------
                                                 Name: Karen Elliott
                                                 Title: Assistant Vice President

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                                             CREDIT LYONNAIS NEW YORK BRANCH

                                             By: /s/ MARTIN C. LIVINGSTON
                                                 -------------------------------
                                                 Name: Martin C. Livingston
                                                 Title: Vice President

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                                    This FOURTH AMENDMENT AND WAIVER, dated as
                                    of November [__], 2003 (this "Amendment and
                                    Waiver"), to the Amended and Restated Credit
                                    Agreement, dated as of July 16, 2003 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CALPINE CORPORATION, a Delaware corporation (together with its successors, the "Borrower"), the various financial institutions as are or may become parties hereto (collectively, the "Lenders"), various lead Arrangers (as defined below), and THE BANK OF NOVA SCOTIA ("Scotia Capital"), as administrative agent and funding agent (in such capacity, the "Agent").

                                    AURUM CLO 2002-I LTD.

                                    By: Columbia Management Advisors, Inc.,
                                        As Investment Manager

                                    By: /s/ KATHLEEN A ZARN
                                       -------------------------------
                                       Name: Kathleen A. Zarn
                                       Title: Senior Vice President

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                                    This FOURTH AMENDMENT AND WAIVER, dated as
                                    of November [__], 2003 (this "Amendment and
                                    Waiver"), to the Amended and Restated Credit
                                    Agreement, dated as of July 16, 2003 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CALPINE CORPORATION, a Delaware corporation (together with its successors, the "Borrower"), the various financial institutions as are or may become parties hereto (collectively, the "Lenders"), various lead Arrangers (as defined below), and THE BANK OF NOVA SCOTIA ("Scotia Capital"), as administrative agent and funding agent (in such capacity, the "Agent").

                                    STEIN ROE & FARNHAM CLO I LTD.

                                    By: Columbia Management Advisors, Inc.,
                                        As Portfolio Manager

                                    By: /s/ KATHLEEN A ZARN
                                        ---------------------------------------
                                        Name: Kathleen A. Zarn
                                        Title: Senior Vice President

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                                        AMMC CDO I, LTD.

                                           BY: AMERICAN MONEY MANAGEMENT CORP.,
                                               AS COLLATERAL MANAGER

                                        By: /s/ DAVID P. MEYER
                                            ----------------------------------
                                            Name: David P. Meyer
                                            Title: Vice President

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                                        AMMC CDO II, LTD.

                                          BY: AMERICAN MONEY MANAGEMENT CORP.,
                                              AS COLLATERAL MANAGER

                                        By: /s/ DAVID P. MEYER
                                            ----------------------------------
                                            Name: David P. Meyer
                                            Title: Vice President

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                                    GALLATIN FUNDING I LTD.

                                    BY: BEAR STEARNS ASSET MANAGEMENT INC.
                                        AS ITS COLLATERAL MANAGER

                                    By: /s/ JONATHAN BERG
                                        ---------------------------------------
                                        Name: Jonathan Berg
                                        Title: Vice President

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                                    ARES III CLO LTD.

                                    By: ARES CLO Management LLC,
                                        Investment Manager

                                    By: /s/ DAVID A. SACHS
                                        ------------------------------------
                                        Name: David A. Sachs
                                        Title: Vice President

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                                    ARES IV CLO LTD.

                                    By: Ares CLO Management IV, L.P.,
                                        Investment Manager

                                    By: Ares CLO GP IV, LLC,
                                        Its Managing Member

                                    By: /s/ DAVID A. SACHS
                                        ------------------------------------
                                        Name: David A. Sachs
                                        Title: Vice President

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                                    ARES V CLO LTD.

                                    By: Ares CLO Management V, L.P.,
                                        Investment Manager

                                    By: Ares CLO GP V, LLC,
                                        Its Managing Member

                                    By: /s/ DAVID A. SACHS
                                        ----------------------------------
                                        Name: David A. Sachs
                                        Title: Vice President

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                                    ARES VI CLO LTD.

                                    By: Ares CLO Management VI, L.P.,
                                        Investment Manager

                                    By: Ares CLO GP VI, LLC,
                                        Its Managing Member

                                    By: /s/ DAVID A. SACHS
                                        ----------------------------------
                                        Name: David A. Sachs
                                        Title: Vice President

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                                    ARES VII CLO LTD.

                                    By: Ares CLO Management VII, L.P.,
                                        Investment Manager

                                    By: Ares CLO GP VII, LLC,
                                        Its General Partner

                                    By: /s/ DAVID A. SACHS
                                        ------------------------------------
                                        Name: David A. Sachs
                                        Title: Vice President

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                                    ARES VIII CLO LTD.

                                    By: Ares CLO Management VIII, L.P.,
                                        Investment Manager

                                    By: Ares CLO GP VIII, LLC,
                                        Its General Partner

                                    By: /s/ DAVID A. SACHS
                                        ------------------------------------
                                        Name: David A. Sachs
                                        Title: Vice President